MGI FUNDS™

SUPPLEMENT TO
THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES
DATED JULY 31, 2009, AS SUPPLEMENTED ON
AUGUST 18, 2009 AND NOVEMBER 13, 2009

The date of this Supplement is April 1, 2010.

The following changes are made in the prospectuses of the Class S Shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 Shares (the “Class Y Shares Prospectus”) of MGI Funds:

1.           The information related to Aberdeen Asset Management, Inc., located on page 51 (continuing onto page 52) of the Class S Shares Prospectus and on page 53 (continuing onto page 54) the Class Y Shares Prospectus, is deleted in its entirety.

2.           The following information relating to the MGI U.S. Short Maturity Fixed Income Fund is added immediately following the “Principal Investment Strategies of the Fund” paragraphs, located on page 51 of the Class S Shares Prospectus and page 52 of the Class Y Shares Prospectus:

The Subadvisor

J.P. Morgan Investment Management Inc. (“JPMIM”), located at 245 Park Avenue, New York, New York, 10167, serves as the subadvisor to the Fund.  JPMIM  is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.  JPMorgan Chase & Co. is a publicly traded global financial services company with a vast array of businesses.

Messrs. Gregg F. Hrivnak and Richard D Figuly are primarily responsible for the day-to-day management of the Fund.  Mr. Hrivnak, Vice President of JPMIM, has been employed at JPMIM since 1989, and is a fixed income portfolio manager and trader for the Columbus Taxable Bond Team.  Mr. Figuly, Vice President of JPMIM, has been employed at JPMIM since 1994, and is a fixed income portfolio manager and trader for the Columbus Taxable Bond Team.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

JPMIM uses a value-oriented approach to fixed income investment management.  Central to this approach is an emphasis on identifying securities that are priced inefficiently through a bottom-up, value-oriented methodology.  Sector allocation decisions are based on a broad sector outlook, expected return outlook, and valuation analysis combined with the bottom-up analysis of individual securities and an analysis of different market sectors.  Yield curve management, with an emphasis on evaluating relative risk/reward relationships along the yield curve, is another important element of JPMIM’s value-oriented approach.  Portfolio duration management is used primarily as a risk control measure.  JPMIM selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

MGI FUNDS™

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2009, AS REVISED FEBRUARY 9, 2010

The date of this Supplement is April 1, 2010.

The following changes are made in the Statement of Additional Information (the “SAI”) of MGI Funds (the “Trust”):

1.           In the section entitled “Subadvisors and Portfolio Managers,” the information relating to Aberdeen Asset Management Inc. (“AAMI”) located on page 37, is deleted and replaced with the following:

J.P. Morgan Investment Management Inc. (“JPMIM”), 245 Park Avenue, New York, New York, 10167, serves as the subadvisor to the MGI U.S. Short Maturity Fixed Income Fund.  JPMIM  is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.  JPMorgan Chase & Co. is a publicly traded global financial services company with a vast array of businesses.

2.           The proxy voting policies and procedures of AAMI on page B-185 are deleted and replaced with the following summary of the proxy voting policies and procedures of JPMIM.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (“JPMIM”)
PROXY VOTING PROCEDURES AND GUIDELINES

JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. JPMIM may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMIM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional RiskMetrics Group Inc. (“RM”) in the U.S., to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Short-Term Fund on the one hand, and the Short-Term Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Short-Term Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from JPMIM’s Investment Department and one or more members from the Legal, Compliance, Operations or Risk Management Departments of JPMIM) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to RM, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

• Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited.  JPMIM also considers the cost of voting in light of the expected benefit of the vote.

• Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management’s arguments for promoting the prospective change. JPMIM’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

• JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

• JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

• JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

• JPMIM will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

• JPMIM will vote in favor of proposals which will enhance a company’s long-term prospects.  JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

• JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

• Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

• With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

• JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

• JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

• JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

• JPMIM votes against proposals for a super-majority vote to approve a merger.

• JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

• JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

• JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

3.           In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” information relating to AAMI on page C-21 is deleted and replaced with the following description of JPMIM:

J.P. Morgan Investment Management Inc.

The portfolio managers who are primarily responsible for the day-to-day management of the Fund’s portfolio are Gregg Hrivnak and Richard Figuly.

Portfolio Manager Compensation

JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JPMIM. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors, including the aggregate size and blended performance of the portfolios that such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases.  Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JPMIM or its affiliates.  When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

In addition to the Fund, Mr. Hrivnak manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets (in millions)	Number	Assets (in millions)
Registered Investment Companies	3	$7,385	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	24	$4,278	0	0

*As of December 31, 2009

In addition to the Fund, Mr. Figuly manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets (in millions)	Number	Assets (in millions)
Registered Investment Companies	4	$8,631	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	29	$4,746	1	$712

*As of December 31, 2009